AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
In the section titled “Portfolio Managers” under the headings “Compensation-American Century/American Century Global”, the following disclosure replaces the previous disclosure in its entirety:
“American Century Portfolio Manager compensation is structured to align the interests of Portfolio Managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2008, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
•	Base Salary. Portfolio Managers receive base pay in the form of a fixed annual salary.

•	Bonus. A significant portion of Portfolio Manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a Portfolio Manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio Managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the Portfolio Manager’s relative level of responsibility.

Portfolio Managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case of the Core Value Fund, AIG Growth and AIG International Growth I. If the performance of a similarly managed account is considered for purposes of compensation, it is either managed the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Income & Growth sleeve of Core Value is measured relative to the performance of a comparable American Century mutual fund. Performance of AIG International Growth I, the Large Company Value sleeve of Core Value, the Growth sleeve of AIG Growth and the Global Growth sleeve of AIG Growth are not separately considered in determining Portfolio Manager compensation. For the Disciplined Growth sleeve of AIG Growth, the performance of the sleeve is not separately considered in determining compensation for Bill Martin, the performance of the sleeve compared to a comparable American Century mutual fund is considered in determining the compensation for Brian Ertley and Lynette Pang.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the Portfolio Manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of Portfolio Managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

•	Restricted Stock Plans. Portfolio Managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

•	Deferred Compensation Plans. Portfolio Managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the Portfolio Manager chooses to invest them.”
International Growth I Fund. Appendix B is revised to reflect that the Fund may not invest in currency exchange rate swaps.
Date: November 6, 2008